UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 599-9-4658525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John Sicard as a Director

On March 12, 2018, the Board of Directors (the “Board”) of Orthofix International N.V. (the “Company”), consistent with a recommendation made by the Board’s Nominating and Governance Committee, appointed John Sicard as a director, effective immediately.  The Board has determined that Mr. Sicard is an independent director under the listing rules of the Nasdaq Stock Market.  There are no transactions involving Mr. Sicard requiring disclosure under Item 404(a) of Regulation S-K.  In connection with Mr. Sicard’s appointment, the Board resolved to increase its size from eight to nine directors, effective immediately.  The Board has not yet determined Mr. Sicard’s potential appointment to any committees of the Board.

Mr. Sicard will receive the Company’s standard annual fee of $60,000 for non-employee director service.  He will also receive, as of March 12, 2018, options to acquire 30,000 shares of common stock (vesting in 1/4th increments on each of the first, second, third and fourth anniversary of grant) pursuant to the Company’s 2012 Long-Term Incentive Plan.

Item 7.01.Regulation FD Disclosure.

On March 13, 2018, the Company issued a press release regarding the appointment described above.  That press release is furnished herewith as Exhibit 99.1.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated March 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting Chief Legal Officer

Date: March 13, 2018